Exhibit 99.1

Investor Relations Contact

Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact

Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Third Quarter Results

SAN JOSE, Calif. — Sept. 15, 2009 — Adobe Systems Incorporated (Nasdaq:ADBE) today announced financial results for its third quarter ended August 28, 2009.

In the third quarter of fiscal 2009, Adobe achieved revenue of $697.5 million, compared to $887.3 million reported for the third quarter of fiscal 2008 and $704.7 million reported in the second quarter of fiscal 2009.

“We are pleased with the solid revenue and earnings results we were able to deliver in Q3,” said Shantanu Narayen, president and CEO of Adobe.  “Our focus remains on driving growth in our core businesses, as well as investing in promising new opportunities.”

Third Quarter Fiscal 2009 GAAP Results

Adobe’s GAAP diluted earnings per share for the third quarter of fiscal 2009 were $0.26, based on 531.8 million weighted average shares. This compares with GAAP diluted earnings per share of $0.35 reported in the third quarter of fiscal 2008 based on 541.3 million weighted average shares, and GAAP diluted earnings per share of $0.24 reported in the second quarter of fiscal 2009 based on 528.0 million weighted average shares.

GAAP operating income was $167.6 million in the third quarter of fiscal 2009, compared to $219.5 million in the third quarter of fiscal 2008 and $161.4 million in the second quarter of fiscal 2009.  As a percent of revenue, GAAP operating income in the third quarter of fiscal 2009 was 24.0 percent, compared to 24.7 percent in the third quarter of fiscal 2008 and 22.9 percent in the second quarter of fiscal 2009.

GAAP net income was $136.0 million for the third quarter of fiscal 2009, compared to $191.6 million reported in the third quarter of fiscal 2008 and $126.1 million in the second quarter of fiscal 2009.

Third Quarter Fiscal 2009 Non-GAAP Results

Non-GAAP diluted earnings per share for the third quarter of fiscal 2009 were $0.35.  This compares with non-GAAP diluted earnings per share of $0.50 reported in the third quarter of fiscal 2008 and non-GAAP diluted earnings per share of $0.35 reported in the second quarter of fiscal 2009.

Adobe’s non-GAAP operating income was $237.1 million in the third quarter of fiscal 2009, compared to $351.9 million in the third quarter of fiscal 2008 and $237.7 million in the second quarter of fiscal 2009.  As a percent of revenue, non-GAAP operating income in the third quarter of fiscal 2009 was 34.0 percent, compared to 39.7 percent in the third quarter of fiscal 2008 and 33.7 percent in the second quarter of fiscal 2009.

Non-GAAP net income was $186.1 million for the third quarter of fiscal 2009, compared to $269.1 million in the third quarter of fiscal 2008 and $185.0 million in the second quarter of fiscal 2009.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Fourth Quarter Fiscal 2009 Financial Targets

For the fourth quarter of fiscal 2009, Adobe is targeting revenue of $690 million to $740 million, an operating margin of 23 percent to 27 percent on a GAAP basis, and 33 percent to 36 percent on a non-GAAP basis.

In addition, Adobe is targeting its share count to be between 530 million and 532 million.  The Company also is targeting non-operating income to be between $1 million and $3 million.  Adobe’s GAAP tax rate is expected to be approximately 23 percent and the non-GAAP tax rate is expected to be approximately 23.5 percent.

These targets lead to a fourth quarter diluted earnings per share target range of $0.23 to $0.29 on a GAAP basis, and an earnings per share target range of $0.33 to $0.39 on a non-GAAP basis.

Reconciliation between GAAP and non-GAAP financial targets is provided at the end of this press release.

The fourth quarter financial targets do not include the impact of Adobe’s acquisition of Omniture, Inc. announced today, which is expected to close in the fourth quarter of Adobe’s 2009 fiscal year.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, non-operating income, tax rate, share count, earnings per share and business momentum, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, failure to develop, market and distribute new products or upgrades to existing products that meet customer requirements, introduction of new products and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, difficulty in predicting revenue from new businesses, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from third-party infringers, or unauthorized use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, failure to manage Adobe’s sales and distribution channels effectively, disruption of Adobe’s business due to catastrophic events, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or intangible assets, changes in, or interpretations of, tax rules and regulations, Adobe’s inability to attract and retain key personnel, impairment of Adobe’s investment portfolio due to deterioration of the capital markets, market risks associated with Adobe’s equity investments, and interruptions or terminations in Adobe’s relationships with turnkey assemblers. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our quarter ended August 28, 2009, which the Company expects to file in October 2009. Adobe does not undertake an obligation to update forward-looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information — anytime, anywhere and through any medium. For more information, visit www.adobe.com.

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© 2009 Adobe Systems Incorporated. All rights reserved. Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	August 28, 2009	August 29, 2008	August 28, 2009	August 29, 2008

Revenue:
Products	$649,865	$838,813	$2,052,119	$2,532,076
Services and support	47,642	48,444	136,451	132,512
Total revenue	697,507	887,257	2,188,570	2,664,588

Cost of revenue:
Products	49,365	84,623	164,041	202,657
Services and support	15,682	26,228	50,367	73,535
Total cost of revenue	65,047	110,851	214,408	276,192

Gross profit	632,460	776,406	1,974,162	2,388,396

Operating expenses:
Research and development	138,902	170,124	427,289	508,909
Sales and marketing	231,320	271,439	724,020	813,399
General and administrative	79,593	97,156	224,462	257,163
Restructuring charges	65	1,194	15,866	2,625
Amortization of purchased intangibles	14,978	17,024	45,654	51,222
Total operating expenses	464,858	556,937	1,437,291	1,633,318

Operating income	167,602	219,469	536,871	755,078

Non-operating income (expense):
Interest and other income, net	6,667	9,338	24,753	34,778
Interest expense	(460)	(2,390)	(1,872)	(8,027)
Investment gains (losses), net	607	2,097	(18,444)	20,335
Total non-operating income, net	6,814	9,045	4,437	47,086
Income before income taxes	174,416	228,514	541,308	802,164
Provision for income taxes	38,371	36,906	122,757	176,267
Net income	$136,045	$191,608	$418,551	$625,897
Basic net income per share	$0.26	$0.36	$0.79	$1.15
Shares used in computing basic net income per share	525,911	531,060	528,015	542,624
Diluted net income per share	$0.26	$0.35	$0.79	$1.13
Shares used in computing diluted net income per share	531,809	541,311	532,846	552,739

Condensed Consolidated Balance Sheets

(In thousands, except per share data; unaudited)

	August 28,	November 28,
	2009	2008

ASSETS

Current assets:
Cash and cash equivalents	$1,132,144	$886,450
Short-term investments	1,424,317	1,132,752
Trade receivables, net of allowances for doubtful accounts of $6,153 and $4,128, respectively	281,807	467,234
Deferred income taxes	72,163	110,713
Prepaid expenses and other current assets	80,503	137,954
Total current assets	2,990,934	2,735,103

Property and equipment, net	335,752	313,037
Goodwill	2,125,946	2,134,730
Purchased and other intangibles, net	117,384	214,960
Investment in lease receivable	207,239	207,239
Other assets	184,705	216,529
Total assets	$5,961,960	$5,821,598

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$48,416	$55,840
Accrued expenses	349,077	399,969
Accrued restructuring	8,230	35,690
Income taxes payable	20,332	27,136
Deferred revenue	188,328	243,964
Total current liabilities	614,383	762,599

Long-term liabilities:
Deferred revenue	29,866	31,356
Debt	350,000	350,000
Income taxes payable	137,296	123,182
Deferred income taxes	105,597	117,328
Accrued restructuring	4,967	6,214
Other liabilities	25,293	20,565
Total liabilities	1,267,402	1,411,244

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,303,342	2,396,819
Retained earnings	5,331,957	4,913,406
Accumulated other comprehensive income	21,728	57,222
Treasury stock, at cost (76,169 and 74,723 shares, respectively), net of reissuances	(2,962,530)	(2,957,154)
Total stockholders’ equity	4,694,558	4,410,354
Total liabilities and stockholders’ equity	$5,961,960	$5,821,598

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	August 28, 2009	August 29, 2008
Cash flows from operating activities:
Net income	$136,045	$191,608
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	63,921	64,983
Stock-based compensation expense, net of tax	39,654	106,297
Net investment gains	(3,190)	(1,111)
Changes in deferred revenue	4,879	16,018
Changes in operating assets and liabilities	(4,628)	(166,453)

Net cash provided by operating activities	236,681	211,342

Cash flows from investing activities:
Purchases of short-term investments, net of sales and maturities	7,572	(168,586)
Purchases of property and equipment	(58,431)	(39,810)
Purchases of long-term investments and other assets, net of sales	(5,035)	(56,363)

Net cash used for investing activities	(55,894)	(264,759)

Cash flows from financing activities:
Purchases of treasury stock	(350,000)	(122,552)
Reissuances of treasury stock	73,400	138,987
Excess tax benefits from stock-based compensation	—	14,306

Net cash (used for) provided by financing activities	(276,600)	30,741

Effect of exchange rate changes on cash and cash equivalents	1,177	(5,514)
Net decrease in cash and cash equivalents	(94,636)	(28,190)
Cash and cash equivalents at beginning of period	1,226,780	1,162,453
Cash and cash equivalents at end of period	$1,132,144	$1,134,263

Third Quarter Fiscal Year 2009 Non-GAAP Results

(In thousands, except per share data)

The following tables show Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	Three Months Ended
	August 28, 2009	August 29, 2008	May 29, 2009

Operating income:

GAAP operating income	$167,602	$219,469	$161,353
Stock-based and deferred compensation expense	40,526	48,260	43,284
Restructuring charges	65	1,194	3,531
Amortization of purchased intangibles and technology license arrangements	28,896	82,996	29,528
Non-GAAP operating income	$237,089	$351,919	$237,696

Net income:

GAAP net income	$136,045	$191,608	$126,071
Stock-based and deferred compensation expense	40,526	48,260	43,284
Restructuring charges	65	1,194	3,531
Amortization of purchased intangibles and technology license arrangements	28,896	82,996	29,528
Resolution of an income tax audit	—	(20,712)	—
Investment (gains) losses	(607)	(2,097)	1,805
Income tax adjustments	(18,804)	(32,199)	(19,182)
Non-GAAP net income	$186,121	$269,050	$185,037

Diluted net income per share:

GAAP diluted net income per share	$0.26	$0.35	$0.24
Stock-based and deferred compensation expense	0.08	0.09	0.08
Restructuring charges	—	—	0.01
Amortization of purchased intangibles and technology license arrangements	0.05	0.15	0.06
Resolution of an income tax audit	—	(0.04)	—
Income tax adjustments	(0.04)	(0.05)	(0.04)
Non-GAAP diluted net income per share	$0.35	$0.50	$0.35

Shares used in computing diluted net income per share	531,809	541,311	528,013

Third Quarter Fiscal Year 2009 Non-GAAP Results (continued)

	Three Months Ended
	August 28, 2009	August 29, 2008	May 29, 2009

Operating expenses:

GAAP operating expenses	$464,858	$556,937	$471,312
Stock-based and deferred compensation expense	(39,899)	(46,841)	(41,892)
Restructuring charges	(65)	(1,194)	(3,531)
Amortization of purchased intangibles and technology license arrangements	(14,978)	(33,802)	(15,284)
Non-GAAP operating expenses	$409,916	$475,100	$410,605

	Three Months Ended
	August 28, 2009	August 29, 2008	May 29, 2009

Operating margin:

GAAP operating margin	24.0%	24.7%	22.9%
Stock-based and deferred compensation expense	5.8	5.4	6.1
Restructuring charges	—	0.1	0.5
Amortization of purchased intangibles and technology license arrangements	4.2	9.5	4.2
Non-GAAP operating margin	34.0%	39.7%	33.7%

Three Months Ended
August 28, 2009
Effective income tax rate:

GAAP effective income tax rate	22.0%
Stock-based and deferred compensation expense	0.9
Amortization of purchased intangibles	0.6
Non-GAAP effective income tax rate	23.5%

Fourth Quarter Fiscal Year 2009 Non-GAAP Financial Targets

(In millions, except per share data)

The following tables show the Company’s fourth quarter fiscal year 2009 non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Fourth Quarter Fiscal 2009
	Low	High
Operating margin:

GAAP operating margin	23.0%	27.0%
Stock-based and deferred compensation expense	5.8	5.2
Amortization of purchased intangibles	4.2	3.8
Non-GAAP operating margin	33.0%	36.0%

	Fourth Quarter Fiscal 2009
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$0.23	$0.29
Stock-based and deferred compensation expense	0.08	0.08
Amortization of purchased intangibles	0.05	0.05
Income tax adjustments	(0.03)	(0.03)
Non-GAAP diluted net income per share	$0.33	$0.39

Shares used in computing diluted net income per share	532.0	530.0

Fourth Quarter Fiscal 2009
GAAP effective income tax rate	23.0%
Stock-based and deferred compensation expense	0.3
Amortization of purchased intangibles	0.2
Non-GAAP effective income tax rate	23.5%

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock-based and deferred compensation impact, restructuring charges, amortization of purchased intangibles and technology license arrangements, the resolution of an income tax audit, investment gains and losses, and the related tax impact of all of these items, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.